STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data	Total	Ordinary shares [Member]	Additional paid-in Capital [Member]	Accumulated Other comprehensive loss [Member]	Accumulated deficit [Member]
Balance at Dec. 31, 2011	$ 5,188	$ 1,146	$ 107,572	$ (690)	$ (102,840)
Balance, shares at Dec. 31, 2011	9,987,777	9,987,777
Exercise of options, rights and warrants	184	38	146
Exercise of options, rights and warrants, shares		361,938
Stock-based compensation	324		324
Stock-based compensation, shares
Net change in other comprehensive loss	(67)
Conversion of convertible debt	739	24	715
Conversion of convertible debt, shares		223,750
Net Income	383				383
Balance at Jun. 30, 2012	$ 6,751	$ 1,208	$ 108,757	$ (757)	$ (102,457)
Balance, shares at Jun. 30, 2012	10,573,464	10,573,464